[MHM, March 14, 2008]
[Translation]

Annual Securities Report

(the Thirteenth Term)
From: October 1, 2006
To: September 30, 2007

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report
(the Thirteenth Term)
From: October 1, 2006
To: September 30, 2007

To: Director of Kanto Local Finance Bureau
	Filing Date of ASR:	March 14, 2008

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Charles E. Porter
of Representative:	Executive Vice President, Principal Executive
Officer, Associate Treasurer and Compliance
Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report
is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = ¥114.15, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 28th December, 2007.

Note 2: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called “Putnam DIT” in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only class C and class M shares of the Fund had been previously offered for purchase in Japan. The Fund has not offered shares for purchase in Japan since September 2005. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder’s permission and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may at any time establish one, which could apply to both present and future shareholders.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

GOAL

The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

The Fund invests mainly in bonds that:

>> are securitized debt instruments and other obligations of companies and governments worldwide

>> are either investment-grade or below investment-grade and

>> have intermediate- to long-term maturities (three years or longer).

Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of these three sectors:

>> U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies

>> High yield sector: lower-rated bonds of U.S. companies

>> International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

>> The risk that the issuers of the Fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the Fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

>> The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

>> The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

>> The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

>> The risk that the Fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund:

(A) Structure of the Fund

(B) The Names of Related Parties of the Fund, their Roles in Management of the Fund and Outline of Agreements concluded between the Related Parties and the Fund or concluded between the Related Parties:

Related Party	Role in Management	Outline of the Agreement
of the Fund

Putnam Investment	Investment	Management Contract with the Fund
Management, LLC	Management Company	dated August 3, 2007 (Note 1)

Putnam	Sub-Investment	Amended and Restated
Investments	Management Company	Sub-Management Contract (Note 2)
Limited		with Investment Management
Company dated August 3, 2007

Putnam Fiduciary	Investor Servicing	Amended and Restated Investor
Trust Company	Agent	Servicing Agreement with the Fund
dated January 1, 2005 (Note 3)

State Street Bank	Custodian and	Master Custodian Agreement with the
and Trust Company	Sub-Accounting Agent	Fund dated January 1, 2007 (Note 4)
Master Sub-Accounting Services
Agreement with Investment
Management Company dated January
1, 2007 (Note 5)

Putnam Retail	Principal Underwriter	Class C Distribution Plan and
Management		Agreement with the Fund dated
Limited Partnership		January 8, 1999
Class M Distribution Plan and
Agreement with the Fund dated
November 28, 1994

SMBC Friend	Distributor in Japan	Japan Dealer Sales Agreement with
Securities Co., Ltd.		Principal Underwriter on May 19,
1997 (amended on February 1, 2003)
regarding Class C shares and M shares
in Japan (Note 6)

SMBC Friend	Agent Company	Agent Securities Company Agreement
Securities Co., Ltd.		with the Fund on February 1, 2003
regarding Class C shares (Note 7)

Agent Securities Company Agreement
with the Fund on May 2, 1997
regarding Class M shares (Note 7)

(Note 1) Management Contract is an agreement by which Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund's assets.

(Note 2) Amended and Restated Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by Investment Management Company.

(Note 3) Amended and Restated Investor Servicing Agreement is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) Master Custodian Agreement is an agreement by which Custodian agrees to provide custody services to the Fund.

(Note 5) Master Sub-Accounting Services Agreement is an agreement under which Investment Management Company has delegated to Sub-Accounting Agent responsibility for providing certain administrative, pricing, and bookkeeping services for the Fund.

(Note 6) Japan Dealer Sales Agreement is an agreement by which Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 7) Agent Securities Company Agreement is an agreement by which Agent Company, appointed by the Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(C) Outline of the Management Company

1. Fund

a) Law of Place of Incorporation:

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

b) Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c) History of the Fund:

August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.
September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

d) Amount of Capital Stock:

Not applicable.

e) Information Concerning Major Shareholders:

Not applicable.

2. Putnam Investment Management, LLC (“Investment Management Company”)

a) Law of Place of Incorporation:

Investment Management Company is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act generally may not conduct their business unless they are registered with the United States Securities and Exchange Commission (“SEC”).

b) Purpose of the Company:

Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c) History of the Company:

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly manages the Fund's portfolio. There are 188 investment professionals in Boston, London and Tokyo with more than 8 years’ experience on average in the asset management field are in charge of management. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Investment

Management Company has been managing mutual funds since 1937. Investment Management Company is the twenty-seventh largest investment management company in United States ranked by total assets (source: Investment Company Institute's Report as of December 31, 2007) and manages the funds in the Putnam Family, with over $112.4 billion in aggregate net asset value in over 8 million shareholder accounts as of the end of December, 2007. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary responsibilities as well as shareholder services to the Putnam Funds. Total assets under management of Putnam entities are over $186 billion as of the end of December, 2007.

The Investment Management Company, Principal Underwriter, the Sub-Investment Management Company and Investor Servicing Agent are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and is an indirect subsidiary of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

d) Amount of Capital Stock:

1. Amount of Member’s equity (as of the end of December, 2007) $117,226,875*

2. Member’s equity for the past five years:

Year	Member’s Equity
End of 2003	$144,486,036
End of 2004+	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875*

* This figure is unaudited.

+ During 2004, Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with Putnam Investments, LLC and its affiliates, resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ equity.

e) Information Concerning Major Shareholders:

As of December 31, 2007, all the outstanding interests of Investment Management Company were owned by Putnam Investments, LLC.

2. INVESTMENT POLICY

(1) Investment Policy

GOAL

The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

The Fund invests mainly in bonds that:

>> are securitized debt instruments and other obligations of companies and governments worldwide

>> are either investment-grade or below investment-grade and

>> have intermediate- to long-term maturities (three years or longer).

(2) Objective of Investment

Under normal market conditions, the Fund invests 15% - 65% of the Fund’s net assets in each of these three sectors:

>> U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies

>> High yield sector: lower-rated bonds of U.S. companies

>> International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

(3) Management Structure of the Fund

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet periodically and review the performance of the Fund with its manager at least annually.

The Fund's Trustees oversee the general conduct of the Fund's business. The Trustees have retained Investment Management Company to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2007. The Fund pays Investment Management Company a quarterly management fee for these services based on the Fund's average net assets. The Fund paid Investment Management Company a management fee (after applicable waivers) of 0.56% of average net assets for the Fund’s last fiscal year. Investment Management Company's address is One Post Office Square, Boston, MA 02109, U.S.A.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

Investment Management Company has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the Fund that it manages. Investment Management Company (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Investment management teams. Investment Management Company’s and  Sub Investment Management Company’s professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income and Fixed-Income High-Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the Fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.

Other fund managed by the Portfolio Leader and Portfolio Members. As of the Fund’s fiscal year-end, D. William Kohli was also a Portfolio Leader of Putnam Global Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Michael Atkin was also a Portfolio Member of Putnam Global Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Rob Bloemker was also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust and a Portfolio Member of Putnam Global Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. Kevin Murphy was also a Portfolio Member of Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam Utilities Growth & Income Fund. Paul Scanlon was also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund and Putnam High Yield Trust and a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust. D. William

Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy and Paul Scanlon may also manage other accounts and variable trust funds managed by Investment Management Company or an affiliate.

Changes in the Fund’s Portfolio Leader and Portfolio Members

During the fiscal year ended September 30, 2007, Portfolio Members Michael Atkin and Kevin Murphy joined the Fund’s management team and Portfolio Members Jeff Kaufman and David Waldman left the Fund’s management team. D. William Kohli has served as Portfolio Leader of the Fund since May 2002, when Investment Management Company introduced this designation.

Fund ownership. The following table shows the dollar ranges of shares of the Fund and all Putnam funds owned by the professionals listed above at the end of the Fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Investment in the Fund by the Trustees and Putnam employees. As of September 30, 2007, all of the Trustees then on the Board of Trustees of the Putnam Funds owned Fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by the Fund’s

Trustees and Putnam employees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Compensation of investment professionals. Investment Management Company believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Fund, Multi-Sector Income Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

>> Consistent performance means being above median over one year.

>> Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

>> Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the Fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Structure of Fund Management:

(a) Investment Team

At the Investment Management Company, a fixed income team of about 100 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform. The fixed income team is also supported by an independent Currency Investment Unit.

(b) Investment Process

The Putnam fixed income investment process is primarily driven by bottom-up decisions. Each Sector Team is responsible for identifying the opportunities in its specialized area. Sector Teams also hold more formal discussions at weekly/monthly meetings. The ideas generated in each sector are discussed and validated by the Sector Team Leaders. Also, the Chief Investment Officer of the

fixed income team and the Sector Team Leaders hold a formal weekly meeting – the Core Meeting – to identify the broad investment themes and the top-down sector strategies based on the inputs from each Sector Team.

The Portfolio Construction Team integrates the ideas generated by the Sector Specialists along with top-down themes and sector strategies identified at the Core Meeting, and it efficiently sizes each strategy based on Putnam’s proprietary risk platform.

The Sector Specialists, Sector Team Leaders and Portfolio Construction Specialists are all seated in close proximity on the trading desk, and the trading function is integrated into the portfolio management teams to create a more seamless process from portfolio construction through execution.

(c) Management of Fund Business

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team executes performance measurement of the Fund, and reports to the Management Committee.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

Independently from the Investment Division, the Investment Management Company has established an independent Risk and Portfolio Analysis Group which is charged with identifying, monitoring, and assessing risk factors and controls across Putnam’s investment activities. This group works closely with the Investment Division, but is part of the Administrative Division and reports to the Investment

Management Company’s Chief Administrative Officer. This organizational structure facilitates an independent assessment of the risk issues as they arise.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but other key areas such as distribution/sales and operations) are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (Investor Servicing Agent, Custodian and Sub-Accounting Agent and Principal Underwriter) as described in “1. Nature of the Fund, (2) Structure of the Fund” above are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. In principle, the Fund declares distributions on or about the 20th day of each month to Japanese investors who hold shares as of the Record Date (*) of on or about the 13th day of each month. Japanese investors will be paid distributions on or about the fourth business day of the following month in Japan since SMBC Friend confirms the payment by Putnam.

* Record Date shall be approximately 5 Fund business days before the 20th day of each month in principle and the next Fund business day following such Record Date shall be the ex-dividend date. “Fund business day” means a day on which the New York Stock Exchange is open for business.

(5) Restrictions on Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Investment Management Company, the Fund's investment manager, to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

4. The Fund will not, together with other mutual funds managed by Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental investment restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

(1) Main Risks

The main risks that could adversely affect the value of the Fund's shares and the total return on an investor’s investment include:

» The risk that the issuers of the Fund's investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the Fund invests significantly in below investment-grade bonds (sometimes referred to as "junk bonds"), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

» The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

» The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

» The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

» The risk that the Fund's use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative's price, or the potential inability to terminate derivatives positions.

An Investor can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Investor Profile

The Fund is designed for investors seeking as high a level of current income as Investment Management Company believes is consistent with preservation of capital and who are willing to wait out short-term market fluctuations. The Fund discourages short-term trading activity. It should not be an investor’s sole investment. However, the Fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

(3) Risk Factors

The Fund’s main investment strategies and related risks.

This section contains greater detail on the Fund’s main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. Investment Management Company pursues the Fund's goal by investing mainly in bonds and securitized debt instruments from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. Investment Management Company will not invest less than 15% of the Fund's net assets in U.S. government securities. Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund may invest up to 70% of the Fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each U.S. nationally recognized securities rating agency rating such investments, or are unrated investments that the Fund believes are of comparable quality. The Fund may invest up to 5% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that the Fund believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Fund considers credit ratings in making investment decisions, the Fund performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund’s success in achieving the Fund's investment objective may depend more on the Fund’s own credit analysis when the Fund buys lower quality bonds than when the Fund buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Non-U.S. investments. The Fund considers a non-U.S. company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Non-U.S. investments involve certain special risks, including:

>> Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

>> Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

>> Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

>> Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

>> Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value the Fund’s non-U.S. investments.

>> Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

>> Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, the Fund may also choose not to use derivatives, based on Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Fund’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below investment grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, the Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

Although the market for the types of floating rate loans in which the Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when the Fund consider such a sale desirable.

Hybrid instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above-market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the non-U.S. bond positions. One solution would be to purchase a

U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (CFTC), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed,

hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks.

Alternative strategies. Under normal market conditions, the Fund keeps its portfolio fully invested, with minimal cash holdings. However, at times the Fund may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Fund may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund’s Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio transactions and portfolio turnover rate. The Fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the Fund’s total return but not in the Total Annual Fund Operating Expenses. For example, the Fund paid $418,588 in brokerage commissions during the last fiscal year, representing 0.02% of the Fund’s average net assets. Of this amount, $57, representing less than 0.01% of the Fund’s average net assets, was paid to brokers who also provided research services.

Combining the brokerage commissions paid by the Fund during the last fiscal year (as a percentage of the Fund’s average net assets) with the Fund’s Total Annual Fund Operating Expenses ratio for class C and class M shares (currently not offered in Japan) results in a “combined cost ratio” of 1.75% and 1.25% of the Fund’s average net assets for class C and class M shares, respectively, for the last fiscal year.

Because different types of funds use different trading procedures, investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the Fund’s portfolio turnover rate, which measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transactions costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

The Fund’s portfolio turnover rate for the past five fiscal years compared with the average turnover rate for the Fund’s Lipper category

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the Fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2007.

Portfolio holdings. For information on the Fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the Fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a

Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Investment in Japanese Yen. Because the Fund consists of U.S. dollars, purchase or repurchase of the Fund securities in Yen carries exchange rate risk.

(2) Management Structure for Investment Risks

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES, ETC. AND TAX

(1) Sales charge

(a) Sales charge in overseas markets (United States of America):

Class C shares

- No initial sales charge; your entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class C shares (as described below), is $1,000,000 or more. Investors considering cumulative purchase of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B shares (not offered in Japan) or class C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchase of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at offering
price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

(b) Sales charge in Japan:

Not applicable since the Fund currently does not accept any subscription.

(2) Repurchase charge

(a) Repurchase charge in overseas markets (United States of America):

Class C shares

No repurchase fee will be charged; however, the above deferred sales charge in (1)(a) will be charged on redemption.

Class M shares

No repurchase fee will be charged.

(b) Repurchase charge in Japan

Class C shares

No repurchase fee will be charged; however, the following contingent deferred sales charge (“CDSC”) will be charged on redemption. Consumption Tax will not be imposed on CDSC.

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

The CDSC will be applied against the lesser of issue amount at the time of purchase or repurchase proceeds. For the calculation of the duration from purchase to redemption, a period counting from the date of purchase to the last day of the corresponding month of the next year.

Class M shares

No repurchase fee will be charged.

(3) Management Fee, etc.:

(a) Management Fees

Under a Management Contract dated August 3, 2007, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million of average net assets, 0.55% of the next $500 million of average net assets, 0.50% of the next $5 billion of average net assets, 0.475% of the next $5 billion of average net assets, 0.455% of the next $5 billion of average net assets, 0.44% of the next $5 billion of average net assets and 0.43% of any excess thereafter.

Pursuant to the Management Contract, the Fund incurred $15,056,294, $17,403,729 and $25,577,106 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2007, 2006 and 2005, respectively.

The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management fee paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2007, 2006 and 2005 reflect the waiver of $88,550, $164,402 and $545,019, respectively, in management fees otherwise payable by the Fund to Investment Management Company in respect of such investments.

Sub-advisor. Pursuant to the terms of a sub-management agreement between Investment Management Company and Sub-Investment Management Company, Investment Management Company (and not the Fund) pays a quarterly sub-management fee to Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by Sub-Investment Management Company from time to time.

(b) Custodian Fee and Charges of the Investor Servicing Agent

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 (“State Street”), as its Custodian. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it.

State Street, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund pays State Street an annual fee based on the Fund's assets held and on securities transactions processed by State Street and reimburses State Street for certain out-of pocket expenses. The Fund made payments to Putnam Fiduciary Trust Company (“PFTC”) in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

For the fiscal year ending on September 30, 2007, the Fund paid $3,736,021 in fees and out-of-pocket expenses for investor servicing and custody services before the expense reduction, and $2,932,573 after the expense reduction.

(c) Fees under Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to Putnam Retail Management Limited Partnership at the annual rate of up to 1.00% of average net assets attributable to Class C shares. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plans are intended to compensate Putnam Retail Management Limited Partnership for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management Limited Partnership. For the fiscal year ending on September 30, 2007, the Fund paid fees under the Class C distribution plan of $1,207,415 for Class C shares.

(d) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management Limited Partnership at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the assets of the Fund on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plans are intended to compensate Putnam Retail Management Limited Partnership for services provided and expenses incurred by it as principal underwriter of Fund's shares. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management Limited Partnership.

For the fiscal year ending on September 30, 2007, the Fund paid fees under the distribution plan of $4,469,023 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $55,986 for fiscal 2007.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam Funds as of December 31, 2007.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of shares
	Diversified Income Trust	held in all of the Putnam funds
	shares owned	overseen by Trustee

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$50,001-$100,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

*Charles E. Haldeman, Jr.	over $100,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, Investment Management Company and/or Putnam Retail Management. Mr. Haldeman is the President of the Fund and each of the other Putnam funds and is President and Chief Executive Officer of Putnam Investments, LLC. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s fiscal year, are shown in the table below:

Audit and Compliance Committee	11

Board Policy and Nominating Committee	13

Brokerage Committee	6

*Communications, Service and Marketing Committee	8

Contract Committee	19

Distributions Committee	11

Executive Committee	2

Investment Oversight Committees	35

**Investment Oversight Coordinating Committee	9

Pricing Committee*	9

* Effective July 2007, certain responsibilities of the Marketing Committee and the Shareholder Communications and Relations Committee were assigned to a new committee, the Communications, Service and Marketing Committee. The number of meetings indicated for the Communications, Service and Marketing Committee includes the number of meetings held by the Marketing Committee and the Shareholder Communications and Relations Committee during the Fund's last fiscal year.

**Effective July 2007, certain responsibilities of the Investment Process Committee were assigned to a new committee, the Investment Oversight Coordinating Committee. The number of meetings indicated for the Investment Oversight Coordinating Committee includes the number of meetings held by the Investment Process Committee during the Fund's fiscal year.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2007, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2007:

COMPENSATION TABLE

Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	Fund	funds upon	Putnam
Trustees/Year	Fund	expenses	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$5,931	$2,178	$110,500	$305,000

Charles B. Curtis/2001	$5,869	$1,868	$113,900	$291,250

Robert J. Darretta/2007(5)	$1,854	N/A	N/A	$135,000

Myra R. Drucker/2004(3)	$6,132	N/A	N/A	$307,500

Charles E. Haldeman,
Jr./2004	$0	N/A	N/A	$0

John A. Hill/1985(3)(4)	$7,518	$3,495	$161,700	$399,063

Paul L. Joskow/1997(3)	$5,932	$1,535	$113,400	$295,000

Elizabeth T. Kennan/1992(3)	$6,014	$2,909	$108,000	$300,000

Kenneth R. Leibler/2006	$5,672	N/A	N/A	$300,000

Robert E. Patterson/1984	$6,014	$1,954	$106,500	$300,000

George Putnam, III/1984(4)	$6,245	$1,752	$130,300	$307,500

W. Thomas Stephens/1997	$5,855	$1,910	$107,100	$290,000

Richard B. Worley/2004	$5,851	N/A	N/A	$290,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2007 there were 102 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Investment Management Company.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2007, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $22,697; Ms. Drucker - $4,095; Mr. Hill - $113,586; Dr. Joskow - $26,978; and Dr. Kennan - $4,086.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President (through May 31, 2007) of the Funds, respectively.

(5) Mr. Darretta was elected to the Board of Trustees of the Putnam funds on July 12, 2007.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

Investment Management Company places all orders for purchases and sales of the Fund’s portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. During fiscal 2007, 2006 and 2005, the Fund paid $418,588, $251,913 and $215,536 in brokerage commissions, respectively.

For the fiscal year ending on September 30, 2007, the Fund paid $12,298,249 (reflecting a reduction in management fees in connection with the Fund’s investment in Putnam Prime Money Market Fund) in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of shareholders in Japan is as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund’s currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by the Fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain cases, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund qualifies as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

				(as of the end of December, 2007)

		Name of country where	Total	Investment Ratio
Types of Assets		security types are issued	U.S. Dollars	(%)

Foreign Government Bonds		Japan	165,969,360	6.47
		France	119,488,127	4.66
		Ireland	74,512,345	2.90
		Argentina	39,568,263	1.54
		Sweden	37,818,672	1.47
		Russia	29,013,267	1.13
		Spain	22,627,080	0.88
		Mexico	16,661,096	0.65
		Germany	14,723,585	0.57
		Turkey	14,506,613	0.57
		Brazil	13,590,528	0.53
		Venezuela	11,295,500	0.44
		Colombia	10,864,776	0.42
		Indonesia	8,998,112	0.35
		Ukraine	6,285,685	0.25
		Peru	2,570,500	0.10
		Canada	1,919,802	0.08
		South Africa	1,836,588	0.07
		Ecuador	1,426,672	0.06
		Ghana	1,330,162	0.05

	Sub-total		595,006,733	23.19%

Collateralized Mortgage Obligations		United States	559,337,097	21.80
		Ireland	14,201,203	0.55
		United Kingdom	10,539,227	0.41
		Cayman Islands	5,310,845	0.21
		Canada	3,565,260	0.14

	Sub-total		592,953,632	23.11%

Corporate Bonds		United States	399,032,830	15.55
		Luxembourg	43,376,612	1.69
		Canada	28,696,473	1.12
		Cayman Islands	13,918,621	0.54
		France	10,217,249	0.40
		United Kingdom	4,420,159	0.17
		Netherlands	4,226,881	0.17
		Trinidad	3,622,106	0.14
		Bermuda	2,923,950	0.11
		Jamaica	1,069,740	0.04

	Sub-total		511,504,621	19.94%

U.S. Government and Agency Mortgage Obligations		United States	400,635,906	15.62%

Asset-Backed Securities		United States	253,553,291	9.88
		United Kingdom	57,942,806	2.26
		Cayman Islands	28,630,399	1.12
		Ireland	6,326,206	0.25

	Sub-total		346,452,702	13.50%

Senior Loans		United States	179,876,212	7.01
		Singapore	3,461,250	0.14
		Bermuda	2,595,953	0.10
		Canada	2,332,429	0.09
		Norway	577,598	0.02

	Sub-total		188,843,442	7.36%

U.S. Treasury Obligations		United States	114,920,684	4.48%

Purchased Options		United States	55,950,452	2.18%

Short-Term Investments		United States	109,557,779	4.27%
		Egypt	12,753,760	0.50%

	Sub-total		122,311,539	4.77%

Cash, Deposit and Other
Assets (After deduction of
liabilities)			(362,965,722)	-14.15%

(Net Asset Value)			2,565,613,989	100.00%

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Dollar amount is translated for convenience at the rate of $1.00=yen 114.15 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 28, 2007). The same applies hereinafter.

Note 3: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

(2) Investment Assets

(a) Names of Major Portfolio

Putnam Diversified Income Trust
December 31, 2007 Top 30 Holdings (excluding short-term securities)
								(As of the end of December 2007)

							Acquisition Cost	Current Value		Investment
	Country		Quantity	Interest Rate		Per Share	Total	Per Share	Total	ratio
Ranking Name of Issue	of Issue	Type	(Number of Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

		U.S Government And Agency Mortgage
1. Federal National Mortgage Association Pass-Through Certificates 5 1/2s, TBA, January 1, 2038	United States	Obligations	356,600,000	5.50%	2038	0.98	350,600,469	1.00	356,042,813	13.9
2. Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	Japan	Foreign Government Bonds	16,351,162,500	1.00%	2016	0.01	135,728,176	0.01	146,507,238	5.7
3. Ireland (Republic of) bonds 5s, 2013	Ireland	Foreign Government Bonds	49,300,000	5.00%	2013	1.33	65,666,643	1.51	74,512,345	2.9
4. U.S. Treasury Bonds 6 1/4s, May 15, 2030	United States	U.S. Treasury Obligations	42,182,000	6.25%	2030	1.19	50,010,549	1.25	52,661,591	2.1
5. Credit Suisse Mortgage Capital Certificates Ser. 07-C5, Class A3, 5.694s, 2040	United States	Collateralized Mortgage Obligations	50,230,000	5.69%	2040	1.01	50,508,620	1.00	50,338,296	2.0
6. France (Government of) bonds 4s, 2013	France	Foreign Government Bonds	32,000,000	4.00%	2013	1.19	37,996,130	1.45	46,266,816	1.8
7. U.S. Treasury Strip zero %, November 15, 2024	United States	U.S. Treasury Obligations	98,235,000	0.00%	2024	0.38	37,679,915	0.46	44,962,651	1.8
8. Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	Sweden	Foreign Government Bonds	215,045,000	6.75%	2014	0.14	29,674,973	0.18	37,818,672	1.5
9. France (Government of) bonds 5 1/2s, 2010	France	Foreign Government Bonds	22,675,000	5.50%	2010	1.12	25,285,869	1.51	34,323,782	1.3
10. France (Government of) bonds 5 3/4s, 2032	France	Foreign Government Bonds	17,480,000	5.75%	2032	1.39	24,216,231	1.69	29,527,566	1.2
11. Argentina (Republic of) FRB 5.389s, 2012	Argentina	Foreign Government Bonds	32,518,750	5.39%	2012	0.93	30,226,953	0.89	28,917,757	1.1
12. Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2030	United States	Asset-Backed Securities	27,754,535	7.86%	2030	0.90	24,969,011	0.90	24,979,081	1.0
13. Spain (Kingdom of) bonds 5s, 2012	Spain	Foreign Government Bonds	15,000,000	5.00%	2012	1.32	19,753,773	1.51	22,627,080	0.9
14. Freddie Mac Ser. 246, PO, zero %, 2037	United States	Collateralized Mortgage Obligations	28,028,431	0.00%	2037	0.79	22,116,184	0.80	22,419,734	0.9
15. Russia (Federation of) unsub. 5s, 2030	Russia	Foreign Government Bonds	18,904,025	5.00%	2030	1.10	20,703,901	1.14	21,503,329	0.8
16. Fannie Mae Ser. 372, Class 1, PO, zero %, 2036	United States	Collateralized Mortgage Obligations	26,876,424	0.00%	2036	0.79	21,115,649	0.80	21,385,327	0.8
17. Conseco Finance Securitizations Corp. Ser. 00-4, Class A6, 8.31s, 2032	United States	Asset-Backed Securities	25,351,426	8.31%	2032	0.96	24,416,017	0.83	21,041,684	0.8
18. Conseco Finance Securitizations Corp. Ser. 01-3, Class A4, 6.91s, 2033	United States	Asset-Backed Securities	21,166,164	6.91%	2033	0.97	20,567,071	0.96	20,390,319	0.8
19. U.S. Treasury Inflation Index Notes 2 3/8s, January 15, 2017	United States	U.S. Treasury Obligations	16,372,908	2.38%	2017	0.97	15,911,038	1.06	17,296,442	0.7
20. Echostar DBS Corp. company guaranty 6 5/8s, 2014	United States	Corporate Bonds	15,810,000	6.63%	2014	1.01	15,982,075	1.00	15,730,950	0.6
21. Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B, 7s, 2033	United States	Collateralized Mortgage Obligations	14,703,000	7.00%	2033	0.93	13,639,330	1.00	14,727,995	0.6
22. Germany (Federal Republic of) bonds Ser. 2, 5s, 2012	Germany	Foreign Government Bonds	9,780,000	5.00%	2012	1.41	13,810,789	1.51	14,723,585	0.6
23. Granite Mortgages PLC FRB Ser. 03-2, Class 2C1, 5.2s, 2043	United Kingdom	Asset-Backed Securities	10,080,000	5.20%	2043	1.17	11,789,462	1.45	14,606,424	0.6
24. Turkey (Republic of) notes 6 7/8s, 2036	Turkey	Foreign Government Bonds	14,765,000	6.88%	2036	0.95	14,055,879	0.98	14,506,613	0.6
25. Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	Japan	Foreign Government Bonds	1,513,512,000	1.20%	2017	0.01	12,427,072	0.01	13,696,345	0.5
26. VTB Capital SA 144A sec. notes 6.609s, 2012	Luxembourg	Corporate Bonds	13,440,000	6.61%	2012	1.00	13,440,000	1.00	13,377,235	0.5
27. Granite Mortgages PLC FRB Ser. 03-2, Class 3C, 7.589s, 2043	United Kingdom	Asset-Backed Securities	6,665,883	7.59%	2043	1.62	10,791,531	1.93	12,854,024	0.5
28. Conseco Finance Securitizations Corp. Ser. 01-1, Class A5, 6.99s, 2032	United States	Asset-Backed Securities	13,589,852	6.99%	2032	0.95	12,859,225	0.95	12,848,882	0.5
29. Permanent Financing PLC FRB Ser. 6, Class 3C, 7.576s, 2042	United Kingdom	Asset-Backed Securities	6,492,000	7.58%	2042	1.85	12,001,501	1.96	12,727,473	0.5
30. Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	United States	Asset-Backed Securities	13,542,379	8.45%	2031	1.01	13,698,718	0.93	12,601,834	0.5

Note: Total Current Value on Putnam Prime Money Market Fund, Windmill Funding Corp. commercial paper, 5.00s, January 10, 2008, U.S. Treasury Bills, yields ranging from 2.90% to 4.005%, March 27, 2008 and Egypt Treasury Bills, zero %, June 3, 2008 (four of the “Short-Term Investments” included in (1) Diversification of Investment Portfolio, I. STATUS OF INVESTMENT FUND) as of the end of December, 2007 were $69,603,625, $24,968,750, $14,985,404 and $12,753,760, respectively.

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(a) Record of Changes in Net Assets

	Total Net Asset Value			Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar		Yen

5th Fiscal Year	6,301	719	10.75	(11.35)	1,227.11	(1,295.60)
(September 30, 1999)

6th Fiscal Year	12,441	1,420	10.11	(10.98)	1,154.06	(1,253.37)
(September 30, 2000)

7th Fiscal Year	18,589	2,122	9.24	(10.07)	1,054.75	(1,149.49)
(September 30, 2001)

8th Fiscal Year	26,673	3,045	8.86	(9.58)	1,011.37	(1,093.56)
(September 30, 2002)

9th Fiscal Year	237,437	27,103	9.80	(10.46)	1,118.67	(1,194.01)
(September 30, 2003)

10th Fiscal Year	265,151	30,267	10.04	(10.64)	1,146.07	(1,214.56)
(September 30, 2004)

11th Fiscal Year	226,005	25,798	10.14	(10.61)	1,157.48	(1,211.13)
(September 30, 2005)

12th Fiscal Year	120,990	13,811	9.87	(10.55)	1,126.66	(1,204.28)
(September 30, 2006)

13th Fiscal Year	129,666	14,801	9.84	(10.31)	1,123.24	(1,176.89)
(September 30, 2007)

2007 end of January	115,545	13,189	9.89	(9.93)	1,128.94	(1,133.51)
February	116,943	13,349	9.98	(10.02)	1,139.22	(1,143.78)
March	119,790	13,674	9.97	(10.01)	1,138.08	(1,142.64)
April	121,615	13,882	10.01	(10.05)	1,142.64	(1,147.21)
May	123,978	14,152	9.96	(10.00)	1,136.93	(1,141.50)
June	121,756	13,898	9.91	(9.95)	1,131.23	(1,135.79)
July	124,740	14,239	9.77	(9.81)	1,115.25	(1,119.81)
August	127,748	14,582	9.78	(9.82)	1,116.39	(1,120.95)
September	129,666	14,801	9.84	(9.88)	1,123.24	(1,127.80)
October	129,969	14,836	9.81	(9.85)	1,119.81	(1,124.38)
November	130,625	14,911	9.66	(9.70)	1,102.69	(1,107.26)
December	131,917	15,058	9.75	(9.79)	1,112.96	(1,117.53)

(Note 1) Operations of Class C Shares were commenced on February 1, 1999.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

Class M Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December 2007 is as follows:

	Total Net Asset Value			Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)	Dollar		Yen

4th Fiscal Year	1,019,477	116,373	11.62	(12.45)	1,326.42	(1,421.17)
(September 30, 1998)

5th Fiscal Year	1,066,821	121,778	10.73	(11.63)	1,224.83	(1,327.56)
(September 30, 1999)

6th Fiscal Year	1,022,625	116,733	10.09	(11.02)	1,151.77	(1,257.93)
(September 30, 2000)

7th Fiscal Year	1,368,935	156,264	9.22	(10.10)	1,052.46	(1,152.92)
(September 30, 2001)

8th Fiscal Year	2,258,273	257,782	8.83	(9.60)	1,007.94	(1,095.84)
(September 30, 2002)

9th Fiscal Year	3,004,689	342,985	9.78	(10.48)	1,116.39	(1,196.29)
(September 30, 2003)

10th Fiscal Year	3,174,449	362,363	10.02	(10.67)	1,143.78	(1,217.98)
(September 30, 2004)

11th Fiscal Year	1,898,276	216,688	10.11	(10.63)	1,154.06	(1,213.41)
(September 30, 2005)

12th Fiscal Year	1,082,428	123,559	9.84	(10.57)	1,123.24	(1,206.57)
(September 30, 2006)

13th Fiscal Year	745,508	85,100	9.81	(10.33)	1,119.81	(1,179.17)
(September 30, 2007)

2007 end of January	938,458	107,125	9.86	(9.90)	1,125.52	(1,130.09)
February	905,002	103,306	9.95	(10.00)	1,135.79	(1,141.50)
March	883,383	100,838	9.93	(9.97)	1,133.51	(1,138.08)
April	868,867	99,181	9.98	(10.02)	1,139.22	(1,143.78)
May	837,004	95,544	9.93	(9.97)	1,133.51	(1,138.08)
June	788,605	90,019	9.88	(9.92)	1,127.80	(1,132.37)
July	758,419	86,574	9.73	(9.78)	1,110.68	(1,116.39)
August	750,717	85,694	9.75	(9.79)	1,112.96	(1,117.53)
September	745,508	85,100	9.81	(9.85)	1,119.81	(1,124.38)
October	734,001	83,786	9.78	(9.82)	1,116.39	(1,120.95)
November	712,806	81,367	9.63	(9.67)	1,099.26	(1,103.83)
December	708,284	80,851	9.72	(9.76)	1,109.54	(1,114.10)

(Note 1) Operations of Class M Shares were commenced on December 1, 1994.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

(b) Record of Distributions Paid

Class C Shares

	Amount paid
	from Net		Amount paid from
	Investment		Return of Capital		Amount of Dividend
Period	Income per Share		per Share		paid per Share

5th Fiscal Year
(2/1/99-9/30/99)	$ 0.60	(68.49)	-*	-	$ 0.60	(68.49)

6th Fiscal Year
(10/1/99-9/30/00)	$ 0.87	(99.31)	-*	-	$ 0.87	(99.31)

7th Fiscal Year
(10/1/00-9/30/01)	$ 0.63	(71.91)	$ 0.20	(22.83)	$ 0.83	(94.74)

8th Fiscal Year
(10/1/01-9/30/02)	$ 0.68	(77.62)	$ 0.04	(4.57)	$ 0.72	(82.19)

9th Fiscal Year
(10/1/02-9/30/03)	$ 0.66	(75.34)	-	-	$ 0.66	(75.34)

10th Fiscal Year
(10/1/03-9/30/04)	$ 0.60	(68.49)	-	-	$ 0.60	(68.49)

11th Fiscal Year
(10/1/04-9/30/05)	$ 0.47	(53.65)	-	-	$ 0.47	(53.65)

12th Fiscal Year
(10/1/05-9/30/06)	$ 0.68	(77.62)	-	-	$ 0.68	(77.62)

13th Fiscal Year
(10/1/06-9/30/07)	$ 0.47	(53.65)	-	-	$ 0.47	(53.65)

* Amount represents less than $0.01 per Share.

(Note) Record of distribution paid and NAV on the ex-dividend date from January 2007 to December 2007 are as follows:

	Dividend		NAV on the ex-dividend date

Month/Year	Dollar	Yen	Dollar

2007 end of January	0.038	4.34	9.89
February	0.039	4.45	9.90
March	0.039	4.45	9.95
April	0.038	4.34	9.94
May	0.039	4.45	9.98
June	0.038	4.34	9.86
July	0.039	4.45	9.88
August	0.039	4.45	9.72
September	0.039	4.45	9.76
October	0.039	4.45	9.77
November	0.036	4.11	9.69
December	0.036	4.11	9.68

Class M Shares

	Amount paid
	from Net		Amount of Profit		Amount paid from
	Investment		Distributed per		Return of Capital		Amount of Dividend
Period	Income per Share		Share		per Share		paid per Share

4th Fiscal Year
(10/1/97-9/30/98)	$ 0.67	(76.48)	$ 0.16	(18.26)	-	-	$ 0.83	(94.74)

5th Fiscal Year
(10/1/98-9/30/99)	$ 0.89	(101.59)	-	-	$ 0.01	(1.14)	$ 0.90	(102.74)

6th Fiscal Year
(10/1/99-9/30/00)	$ 0.93	(106.16)	-	-	-*	-	$ 0.93	(106.16)

7th Fiscal Year
(10/1/00-9/30/01)	$ 0.67	(76.48)	-	-	$ 0.21	(23.97)	$ 0.88	(100.45)

8th Fiscal Year
(10/1/01-9/30/02)	$ 0.72	(82.19)	-	-	$ 0.05	(5.71)	$ 0.77	(87.90)

9th Fiscal Year
(10/1/02-9/30/03)	$ 0.70	(79.91)	-	-	-	-	$ 0.70	(79.91)

10th Fiscal Year
(10/1/03-9/30/04)	$ 0.65	(74.20)	-	-	-	-	$ 0.65	(74.20)

11th Fiscal Year
(10/1/04-9/30/05)	$ 0.52	(59.36)	-	-	-	-	$ 0.52	(59.36)

12th Fiscal Year
(10/1/05-9/30/06)	$ 0.73	(83.33)	-	-	-	-	$ 0.73	(83.33)

13th Fiscal Year
(10/1/06-9/30/07)	$ 0.52	(59.36)	-	-	-	-	$ 0.52	(59.36)

* Amount represents less than $0.01 per Share.

(Note) Record of distribution paid and NAV on the ex-dividend date from January 2007 to December 2007 are as follows:

	Dividend		NAV on the ex-dividend date

Month/Year	Dollar	Yen	Dollar

2007 end of January	0.043	4.91	9.86
February	0.043	4.91	9.87
March	0.043	4.91	9.92
April	0.043	4.91	9.90
May	0.043	4.91	9.95
June	0.043	4.91	9.83
July	0.043	4.91	9.84
August	0.043	4.91	9.69
September	0.043	4.91	9.73
October	0.043	4.91	9.74
November	0.040	4.57	9.66
December	0.040	4.57	9.65

(c) Record of Changes in Annual Return

Class C Shares

Fiscal Year	Annual Return (%)

5th Fiscal Year
(from February 1,1999 to September 30, 1999)	-1.40%

6th Fiscal Year
(from October 1,1999 to September 30, 2000)	2.22%

7th Fiscal Year
(from October 1, 2000 to September 30, 2001)	-0.50%

8th Fiscal Year
(from October 1,2001 to September 30, 2002)	3.72%

9th Fiscal Year
(from October 1, 2002 to September 30,2003)	18.70%

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	8.87%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	5.71%

12th Fiscal Year
(from October 1, 2005 to September 30, 2006)	4.25%

13th Fiscal Year
(from October 1, 2006 to September 30, 2007)	4.49%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 5th fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 5th fiscal year, Beginning NAV means net asset value per share as of February 1, 1999.

Class M Shares

Fiscal Year	Annual Return (%)

4th Fiscal Year
(from October 1,1997 to September 30, 1998)	-1.97%

5th Fiscal Year
(from October 1,1998 to September 30, 1999)	0.09%

6th Fiscal Year
(from October 1,1999 to September 30, 2000)	2.74%

7th Fiscal Year
(from October 1, 2000 to September 30, 2001)	-0.02%

8th Fiscal Year
(from October 1,2001 to September 30, 2002)	4.13%

9th Fiscal Year
(from October 1, 2002 to September 30, 2003)	19.37%

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	9.43%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	6.19%

12th Fiscal Year
(from October 1, 2005 to September 30, 2006)	4.82%

13th Fiscal Year
(from October 1, 2006 to September 30, 2007)	5.05%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 1st fiscal year) net asset value per share as of the end of the previous fiscal year.

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST UNITS

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services (a division of Putnam Fiduciary Trust Company), with an address of P.O. Box 8383, Boston, MA 02266-8383, U. S. A.

The Japanese investors who entrust the custody of their shares to Distributor or Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund will hold a shareholders’ meeting at which the Board of Trustees will be elected at least every five years beginning in 2004.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II. DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund:

August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.
September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

3. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (PURCHASES), ETC.

a. Purchases in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if an investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from a bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

The Fund sells its shares at the offering price, which is the Net Asset Value (“NAV”) plus any applicable sales charge. Investors’ financial representatives or Putnam Investor Services generally must receive completed buy orders before the close of regular trading on the New York Stock Exchange for investors’ shares to be bought at that day’s offering price.

Investors residing in the U.S. can buy shares:

- Through a financial representative

Investors' representatives will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for his or her services. Alternatively, investors may request an account application from Putnam Investor Services. An investor simply completes the application and writes a check for the amount the investor wishes to invest, payable to the Fund. An investor returns the check and completed form to Putnam Investor Services.

- Through systematic investing

Investors may make regular investments weekly, semi-monthly or monthly through automatic deductions from a bank checking or savings account. Application forms are available through investors' representatives or by calling Putnam Investor Services at 1-800-225-1581.

Through an investor's employer’s retirement plan. If investors participate in a retirement plan that offers the Fund, they may consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

Other methods of making subsequent investments for investors residing in the U.S.:

Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, an investor can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. An investor may also request a book of investment stubs for their account. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the New York Stock Exchange. The bank may charge for wiring same-day funds. Although the Fund’s designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure.

Sales of Class C shares in the United States

- No initial sales charge; your entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class C shares (as described below), is $1,000,000 or more. Investors considering cumulative purchase of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Sales of Class M shares in the United States

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or class C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchase of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Initial sales charges for class M shares*

	Class M sales charge
	as a percentage of:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

Deferred sales charges for class C Shares

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investments.

An investor may be eligible to buy Class M shares at reduced sales charges. For fiscal 2007, Putnam Retail Management Limited Partnership received $12,394 and $47,625 in sales charges for Class C shares and Class M shares, respectively, of which it retained no monies and $3,727 for Class C shares and Class M shares, respectively.

Payments to dealers. Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

b. Sales in Japan

Not applicable since the Fund currently does not accept any subscription.

2. PROCEDURES FOR REPURCHASE OF SHARES, ETC.:

a. Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of the same class of another Putnam fund any day the New York Stock Exchange is open, either through their financial representative or directly to the Fund. (See Policy on excessive short-term trading later in this section regarding sales or exchanges made within 90 days of purchase.) Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling or exchanging shares through investors' financial representative

An investor’s representative must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. An investor's representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund

Putnam Investor Services must receive an investor's request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with their letter of instruction.

By telephone

An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sales or exchange by telephone is not permitted if there are certificates for an investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet

An investor may also exchange shares via the Internet at www.putnam.com.

Shares held through an employer’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or the investor's legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject an investor’s exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult Putnam Investor Services before requesting an exchange. Investors should ask their financial representatives or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Payment Information

The Fund generally sends an investor payment for the investor's shares the business day after the investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 90 days or less (including if the investor purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short-term trading fee.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of Class M shares without a contingent deferred sales charge. If Shareholders in Japan request repurchase of Class C Shares, a CDSC calculated in accordance with the following schedule will be assessed:

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

Consumption Tax will not be imposed on CDSC.

Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or Sales Handling Company on a Fund Business Day that is a business day of financial instruments companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, less, in the case of Class C shares, any applicable deferred sales charge. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Account Agreements or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of financial instruments companies in Japan after and including the Trade Day.

c. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(A) Valuation of assets:

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or dealers selected by Investment Management Company. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s non-U.S. fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such Securities using methods based on market transactions for comparable Securities and various relationships between Securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected

Securities will be valued by Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The Fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

(B) Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D) Fiscal Year:

The accounts of the Fund will be closed each year on 30th September.

(E) Miscellaneous:

a. Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least

66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, in the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund, the Fund shall notify in writing the shareholders known in Japan of contents of the amendment and reasons therefor, etc. at least 14 days before such amendment or merger.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The procedures concerning novation contracts between the related companies:

(i) Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2008, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail,

postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

(ii) Master Custodian Agreement

The Agreement shall become effective as of its execution and shall continue in full force and effect for an initial term of four (4) years from the date hereof, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days' prior written notice to the other of its intent not to renew. If this Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

(iii) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, by not more than 60 days’ nor less than 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Investment Management Company or the Fund. In the foregoing case, the vote of the shareholders is the affirmative vote of a majority of the outstanding shares of the Fund.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement takes effect upon its execution and remains in full force and effect until terminated as hereinafter provided. The Investor Servicing Agreement may be amended at any time by mutual agreement of the parties hereto. It may be terminated by the Fund upon 90 days’ written notice to PFTC and by PFTC upon six months’ written notice to the Fund.

(v) Master Sub-Accounting Servicing Agreement

The Master Sub-Accounting Servicing Agreement takes effect upon its execution and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. The Agreement may be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

(vi) Agent Securities Company Agreement

The Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(vii) Japan Dealer Sales Contract

Either party to the Japan Dealer Sales Contract may terminate the contract, without cause, upon 30 days’ written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

2. Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law: When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Kofu Mokuromisho" or "Prospectus to be delivered") the contents of which are substantially identical with Part I and Part II of the securities registration statements. Moreover, the Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Seikyu Mokuromisho" or "Prospectus to be delivered, if requested") the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospectuses. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Fund conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951, as amended) (hereinafter referred to the “Investment Trusts Law”). In addition, if the Fund amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund, the Fund shall notify in writing the shareholders known in

Japan of contents of the amendment and reasons therefor, etc. at least 14 days before such amendment or merger.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

3. Rights of Shareholders, etc.:

(A) Rights of Shareholders:

The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Companies cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income once a month and any net realized capital gains at least once a year. Shareholders may chose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam Funds, or they may receive them in cash on the form of a check or an electronic deposit to a bank account.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant registration statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such statement or any underwriter of the relevant shares.

(B) Foreign Exchange Control:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(C) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance of the public offering concerned as well as for the continuous disclosure is each of the following persons:

Harume Nakano

Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi, 1-chome
Chiyoda-ku, Tokyo

(D) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (C)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted. Audited financial accounts of the Fund will be incorporated in the Japanese Annual Securities Report]

2. CONDITION OF THE FUND

Statement of Net Assets

		(As of the end of December, 2007)

			JPY
	USD (except d)		(in thousands, except d, e)

a. Total Assets		$7,721,005,531	881,352,781

b. Total Liabilities		$5,155,391,542	588,487,945

c. Total Net Assets
(a-b)		$2,565,613,989	292,864,837

d. Total Number of Shares
Outstanding

	Class A	145,792,607	Shares
	Class B	18,809,171	Shares
	Class C	13,528,050	Shares
	Class M	72,872,191	Shares
	Class R	355,995	Shares
	Class Y	10,961,627	Shares

e. Net Asset Value
per Share

	Class A	$9.82	1,120.95
	Class B	$9.73	1,110.68
	Class C	$9.75	1,112.96
	Class M	$9.72	1,109.54
	Class R	$9.80	1,118.67
	Class Y	$9.82	1,120.95

V. RECORD OF SALES AND REPURCHASES

	Number of	Number of Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

5th Fiscal Year	710,829	124,490	586,339
(2/1/99-9/30/99)	(0)	(0)	(0)

6th Fiscal Year	998,953	354,197	1,231,095
(10/1/99-9/30/00)	(0)	(0)	(0)

7th Fiscal Year	1,368,478	586,748	2,012,825
(10/1/00-9/30/01)	(0)	(0)	(0)

8th Fiscal Year	3,226,584	2,227,693	3,011,716
(10/1/01-9/30/02)	(0)	(0)	(0)

9th Fiscal Year	22,602,652	1,382,070	24,232,298
(10/1/02-9/30/03)	(19,448,410)	(77,860)	(19,370,550)

10th Fiscal Year	13,675,769	11,497,122	26,410,945
(10/1/03-9/30/04)	(11,337,280)	(8,721,270)	(21,986,560)

11th Fiscal Year	8,888,624	13,003,377	22,296,192
(10/1/04-9/30/05)	(6,997,040)	(10,910,120)	(18,073,480)

12th Fiscal Year	1,936,789	11,971,954	12,261,027
(10/1/05-9/30/06)	(440)	(10,711,710)	(7,362,210)

13th Fiscal Year	5,905,932	4,995,813	13,171,146
(10/1/06-9/30/07)	(0)	(3,598,250)	(3,763,960)

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class C Shares are sold in Japan from February 24, 2003.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

Class M Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Shares	Number of
	Shares Sold	Repurchased	Outstanding Shares

4th Fiscal Year	82,811,002	35,639,555	87,699,097
(10/1/97-9/30/98)	(79,771,290)	(33,361,320)	(80,993,340)

5th Fiscal Year	65,746,653	53,993,131	99,452,619
(10/1/98-9/30/99)	(63,773,260)	(51,272,070)	(93,494,530)

6th Fiscal Year	41,862,440	39,930,463	101,384,596
(10/1/99-9/30/00)	(39,925,850)	(36,831,790)	(96,588,590)

7th Fiscal Year	84,362,404	37,207,162	148,539,838
(10/1/00-9/30/01)	(82,481,330)	(34,815,130)	(144,254,790)

8th Fiscal Year	132,245,660	25,169,014	255,616,484
(10/1/01-9/30/02)	(129,769,150)	(22,550,670)	(251,473,270)

9th Fiscal Year	103,231,937	51,617,010	307,231,411
(10/1/02-9/30/03)	(101,428,910)	(49,702,570)	(303,199,610)

10th Fiscal Year	124,099,286	114,513,916	316,816,781
(10/1/03-9/30/04)	(123,299,165)	(112,588,660)	(313,910,115)

11th Fiscal Year	25,984,419	155,063,889	187,737,311
(10/1/04-9/30/05)	(25,508,390)	(154,184,445)	(185,234,060)

12th Fiscal Year	494,631	78,204,784	110,027,158
(10/1/05-9/30/06)	(13,060)	(77,659,560)	(107,587,560)

13th Fiscal Year	684,834	34,733,892	75,978,100
(10/1/06-9/30/07)	(2,300)	(34,168,000)	(73,421,860)

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class M Shares are sold in Japan from May 28, 1997.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Fund

(1) Outline of the Fund

(A) Amount of Capital Stock

Not applicable.

(B) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholders approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(2) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Investment Management Company, the investment adviser, to render investment advisory services, State Street Bank and Trust Company, to hold the assets of the Fund in custody and Putnam Fiduciary Trust Company, to act as Investor Servicing Agent.

Investment Management Company, has retained its affiliate, Sub-Investment Management Company, to manage a separate portion of the assets of the Fund subject to its supervision.

(3) Financial Conditions of the Fund

Same as “IV Financial Conditions of the Fund” in “PART II DETAILED INFORMATION ON THE FUND.”

(4) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Investment Management Company acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(B) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(C) Litigation and Other Important Matters

i)The fiscal year end of the Fund is September 30.

ii)The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

iii)Regulatory matters and litigation

In late 2003 and 2004, Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Investment Management Company will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Investment Management Company and, in a limited number of cases, some Putnam funds. Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on Investment Management Company’s ability to provide investment management services. In addition, Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Investment Management Company and Principal Underwriter are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the 1940 Act. Investment Management Company and Principal Underwriter have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Investment Management Company believes that this action is without merit and that it is unlikely to have a material effect on Investment Management Company’s and Principal Underwriter’s ability to provide services to their clients, including the Fund.

2. Putnam Investment Management, LLC (Investment Management Company)

(1) Outline of the Investment Management Company

□ Amount of Capital

(1). Amount of Member’s Equity (as of the end of December, 2007) $117,226,875*

(2). Member’s Equity for the past five years:

Year	Member’s Equity
End of 2003	$144,486,036
End of 2004+	-$9,155,466
End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875*

* This figure is unaudited.

+ During 2004, Investment Management Company accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Putnam Investments, LLC and its affiliates, resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

□ Structure of the Management of the Company

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Core Fixed-Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet periodically and review the performance of the Fund with its manager at least annually.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Investment Management Company's Core Fixed-Income and Fixed-Income High-Yield Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the Fund's portfolio. Investment Management Company has retained its affiliate, Sub-Investment Management Company, to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, Sub-Investment Management Company is responsible for making investment decisions for the portion of the assets of the Fund that it manages. Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. Investment Management Company’s and Sub-Investment Management Company’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income and Fixed-Income High-Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

(2) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December 2007, Investment Management Company managed, advised, and/or administered the following 102 funds and fund portfolios (having an aggregate net asset value of over $112.4 billion:)

	(As of the end of December, 2007)

Country name
where the fund is	Principal Characteristics	Number of	Total Net Assets
established or		Funds	($million)
managed

	Closed End Type Bond Fund	8	$3,493.43

	Open End Type Balanced Fund	13	$29,081.55
United States
	Open End Type Bond Fund	30	$31,587.60

	Open End Type Equity Fund	51*	$48,293.99

*May include one or more funds whose portfolios become more conservative over time by increasing their bond allocations.

(3) Financial Conditions of the Investment Management Company

[Omitted; in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

(4) Restrictions on Transactions with Interested Parties

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with the Articles of Organization and By-Laws of Investment Management Company.

(B) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

(D) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the law of the State of Delaware, by appropriate shareholders' vote.

b. Under the General Corporation Law of the law of the State of Delaware, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

e. Regulatory matters and litigation

In late 2003 and 2004, Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Investment Management Company will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Investment Management Company and, in a limited number of cases, some Putnam funds. Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on Investment Management Company’s ability to provide investment management services. In addition, Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Investment Management Company and Principal Underwriter are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the 1940 Act. Investment Management Company and Principal Underwriter have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Investment Management Company believes that this action is without merit and that it is unlikely to have a material effect on Investment Management Company’s and Principal Underwriter’s ability to provide services to their clients, including the Fund.

II. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (Investor Servicing Agent)

(1) Amount of Capital

U.S. $94,176,892* (approximately ¥10.8 billion) as of the end of January, 2007

* This figure is unaudited.

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and an affiliate of the Investment Management Company. Putnam Fiduciary Trust Company has been providing paying agent and investor servicing agent services to mutual funds, including the Fund, since its inception.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services and investor serving agent services to the Fund.

(B) Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital

U.S. $40,718,306* (approximately ¥4.6 billion) as of the end of December, 2007

* This figure is unaudited.

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(C) SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital

¥ 27,270 million as of the end of December, 2007

(2) Description of Business

SMBC Friend Securities Co., Ltd is a first category financial instruments company in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB

Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J, T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund - European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital

U.S. $42,218,684 (approximately JPY4.8 billion) as of the end of December, 2007

* This figure is unaudited.

(2) Description of Business:

The Sub-Investment Management Company is a United Kingdom corporation and an affiliate of the Investment Management Company. The Sub-Investment Management Company provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Investment Management Company

(E) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S.$11.3 billion (JPY 1,289.9 billion) as of the end of December, 2007.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

(3) Outline of Business Relationship with the Fund

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(F) Capital Relationships

100% of the interests in Putnam Investment Management LLC and Putnam Investments Limited are held by Putnam Investments, LLC (in the case of Putnam Investments Limited, indirectly through several wholly-owned subsidiaries of Putnam, LLC).

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations," including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important United States federal (and, where noted, state) income tax consequences affecting the Fund’s shareholders who are not treated as “United States persons” under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as “non-U.S. shareholders.” Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States should consult the tax discussion in the Fund’s Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" on page 41 of the Securities Registration Statement for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code.

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a regulated investment company under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below):

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement; and

(c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) at least 90% of the income of which comes from qualifying passive sources; and (iii) derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends, defined in "B" below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Capital Gain Dividends are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund."

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of United States federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (all defined below) will generally not be subject to withholding of United States federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on properly designated distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months (a “Capital Gain Dividend”). However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

Effective for taxable years of a Fund beginning before January 1, 2008, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the non-U.S. shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the non-U.S. shareholder and the non-U.S. shareholder was a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions were properly designated by the Fund (an “Interest-Related Dividend”), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund (a “Short-Term Capital Gain dividend”).

Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain distributions for one year, i.e. for taxable years beginning before January 1, 2009. This legislation was not enacted in 2007. At the time of this filing, it is unclear whether the legislation will be enacted in 2008. Whether or not such legislation is enacted, the Fund may opt not to designate dividends as Interest-related Dividends or Short-term Capital Gain Dividends to the full extent provided by the Code. As noted above, Capital Gain Dividends are not subject to withholding of U.S. federal income tax.

Under the backup withholding rules, the Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. After 2010, the rate will be 31%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of United States federal income tax.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF (for the Fund's accounting period from October 1, 2006 to September 30, 2007).

March 15, 2007	Annual Securities Report (the Twelfth term)
Extraordinary Report
June 29, 2007	Semi-annual Report (during the Thirteenth term)
July 5, 2007	Extraordinary Report
Amendment to Extraordinary Report
July 30, 2007	Extraordinary Report